FOURTH AMENDMENT TO EQUIPMENT LEASE
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         FOURTH AMENDMENT,  dated as of June 27, 2000 (the "Fourth  Amendment"),

to  Equipment  Lease dated July 18,  1991 (the  "Equipment  Lease")  between PRC

Leasing,  Inc.,  a  corporation  organized  and  existing  under the laws of the

Commonwealth of Puerto Rico (herein called "Lessor"), and TII Industries,  Inc.,

a corporation organized and existing under the laws of the State of Delaware and authorized to do business in Puerto Rico (herein called "Lessee").



         WHEREAS, Lessor and Lessee entered into an Equipment Lease dated July 18, 1991, as amended by a First Amendment dated as of July 18, 1992, a Second

Amendment  dated as of February 25, 1993 and a Restated Third Amendment dated as of December 14, 1993 (as amended to date, the "Equipment Lease"); and



         WHEREAS,  Lessee has  determined to re-align its  operations  and, as a result,  is no longer in need of all of the Equipment  presently  subject to the

Equipment Lease; and


         WHEREAS,  Lessor is willing to amend the Equipment  Lease to remove the

Equipment  presently  subject  thereto from the  Equipment  Lease and agree to a reduction  in rent  (equal to the  annual  rental  amounts  attributable  to the particular pieces of the Equipment being removed from the scope of the Equipment

Lease), all on the terms and conditions set forth herein;


         NOW,  THEREFORE,  in  consideration  of the  foregoing  and the  mutual covenants  and  agreements  herein as set forth,  the  parties  agree  hereto as follows:

         1. Amendment to Equipment Lease. The Equipment Lease is hereby amended as of the date hereof as follows:


                  (a) Schedule A to the Equipment Lease is amended to read as set forth in Exhibit A hereto;



                  (b) Section 4 of the Equipment Lease is deleted in its

                  entirety and the following new Section 4 is inserted in its place:



                           4. Rents. Lessee shall pay as rent for the leasing of

                  the Equipment for the  remaining  term of the Lease  following the date of the Fourth  Amendment  of the  Equipment  Lease as follows:  (i) on July 18,  2001 (for the period from that date through January 17, 2001),  $69,737.94 and (ii) on January 18,

                  2001 (for the period from  January 18, 2001 through the end of the Lease term on July 17, 2001), $69,737.94.



         2. Continued Occupancy of Space. Lessee agrees that Lessor may continue to store the  Equipment  being  removed  from the  Equipment  Lease at  Lessee's premises in Puerto Rico pending their sale or other  disposition  by Lessor on a rent-free  basis in a separate  area of Lessee's  premises  until same are sold,

leased to a third party or otherwise disposed of by Lessor.


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

         3. Terms. All capitalized terms used, but not defined in this Fourth

Amendment, herein shall be used as defined in the Equipment Lease.


         4. Choice of Law. This Fourth Amendment shall be deemed to have been executed and entered into in the Commonwealth of Puerto Rico and shall be construed, enforced and performed in accordance with the laws thereof. 5.

Exclusion of Oral Statements. This Fourth Amendment contains all of the agreements of the parties hereto with respect to the subject matter hereof. No oral or other statements, proposals or other agreements with respect to the subject matter hereof shall be binding on either of the parties hereto.


         6. Agreement to Continue Equipment Lease as Amended. The Equipment

Lease, as amended hereby, shall remain and continue in full force and effect after the date hereof.


PRC Leasing, Inc.                               TII Industries, Inc.


By: /s/ Alfred J. Roach                         By: /s/ Timothy J. Roach
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        Alfred J. Roach                                 Timothy J. Roach
        President                                       President

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